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                                 UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)    October 5, 2004
                                                       ------------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                       0-20943                11-2880025
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


499 Thornall Street
Edison, New Jersey                                                  08837
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (732) 590-1600
               -------------------------------------------------
                 (Registrant's telephone number, including area
                                     code)



         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.01.  Regulation FD Disclosure

The Company scheduled a conference call with its investors for October 5, 2004 at 1:00 pm EDT. A copy of the script for this conference call is attached hereto as Exhibit 99 and incorporated by reference into this Item 7.01. The script is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.







                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             INTELLIGROUP, INC.

                                             By: /s/ Christian Misvaer
                                                 -------------------------------
                                             Name:  Christian Misvaer
                                             Title: General Counsel and
                                                    Corporate Secretary


Date: October 5, 2004